UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

PACIFICARE HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-21949	95-4591529
(Commission File No.)	(IRS Employer Identification No.)

5995 Plaza Drive
Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

Item 5. Other Events.

     Attached as Exhibit 1.1 hereto is the Underwriting Agreement, dated as of November 10, 2003, by and between PacifiCare Health Systems, Inc. (the “Company”) and Goldman, Sachs & Co., as the sole underwriter, entered into in connection with the public offering of 3,800,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-107891). The closing of the sale and purchase of the Shares is expected to occur on November 14, 2003. The Company expects to file a prospectus supplement relating to the issuance and sale of the Shares on November 13, 2003.

Item 7. Exhibits.

(c)       Exhibits.

Number	Description

1.1	Underwriting Agreement, dated as of November 10, 2003, by and between PacifiCare Health Systems, Inc. and Goldman, Sachs & Co.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC

Dated: November 13, 2003	By:	/s/ Gregory W. Scott

Gregory W. Scott Executive Vice President and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Number	Description

1.1	Underwriting Agreement, dated as of November 10, 2003, by and between PacifiCare Health Systems, Inc. and Goldman, Sachs & Co.

4